                                                                      Exhibit 23


                                                          [ARTHUR ANDERSEN LOGO]




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement No. 33-57477.



/s/ Arthur Andersen LLP

Cleveland, Ohio
 December 20, 2000.